UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2013

LASALLE HOTEL PROPERTIES
(Exact name of registrant specified in charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center
Suite 1200
Bethesda, Maryland 20814
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On March 4, 2013, LaSalle Hotel Properties (the “Company”), as general partner of LaSalle Hotel Operating Partnership, L.P. (the “Operating Partnership”), executed an amendment to the limited partnership agreement of the Operating Partnership in connection with the Company’s completion of an underwritten public offering of 4,000,000 6.375% Series I Cumulative Redeemable Preferred Shares, par value $0.01 per share (the “Series I Preferred Shares”). The amendment to the limited partnership agreement establishes a series of preferred units (the “Series I Preferred Units”) that mirrors the rights and preferences of the Series I Preferred Shares described below. At the closing of the offering, the proceeds were contributed by the Company to the Operating Partnership in exchange for 4,000,000 Series I Preferred Units.
A copy of the amendment to the limited partnership agreement of the Operating Partnership is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the summary set forth above is qualified in its entirety by reference to such Exhibit, which is incorporated herein by reference.
Item 3.03.     Material Modification to Rights of Security Holders.
On March 4, 2013, the Company issued 4,000,000 Series I Preferred Shares. As set forth in the Articles Supplementary establishing the rights and preferences of the Series I Preferred Shares filed with the Maryland State Department of Assessments and Taxation on March 1, 2013, the Series I Preferred Shares rank senior to the Company’s common shares of beneficial interest, par value $0.01 per share (“common shares”), and on a parity with the Company’s 7.25% Series G Cumulative Redeemable Preferred Shares, the Company’s 7.5% Series H Cumulative Redeemable Preferred Shares and future equity securities that the Company may later authorize or issue and that by their terms are on a parity with the Series I Preferred Shares. Holders of the Series I Preferred Shares, when and as authorized by the Board of Trustees, are entitled to cumulative cash distributions at the rate of 6.375% per annum of the $25.00 per share liquidation preference, equivalent to $1.59375 per annum per share. In addition to other preferential rights, the holders of the Series I Preferred Shares are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of the common shares in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.
Generally, the Series I Preferred Shares are not redeemable by the Company before March 4, 2018. However, upon the occurrence of a “Change of Control” (as defined below), the Company may, at its option, redeem the Series I Preferred Shares, in whole or in part and within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per share, plus any accrued and unpaid distributions to and including the date of redemption. A “Change of Control” is when, after the original issuance of the Series I Preferred Shares, the following have occurred and are continuing:

•
the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934 of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•
following the closing of any transaction referred to in the bullet above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The Series I Preferred Shares are not convertible into or exchangeable for any other property or securities of the Company except as provided below. Upon the occurrence of a Change of Control, holders will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem their Series I Preferred Shares) to convert some or all of their Series I Preferred Shares (the “Change of Control Conversion Right”) into a number of the Company’s common shares equal to the lesser of:

•
the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference per Series I Preferred Share to be converted plus the amount of any accrued and unpaid distributions to and including the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series I Preferred Share distribution payment and prior to the corresponding Series I Preferred Share distribution payment date, in which case no additional amount for such accrued and unpaid distribution will be included in this sum) by (ii) the Common Share Price (as defined below); and

•	2.0080 (the “Share Cap”), subject to certain adjustments;
in each case, subject to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.
If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right beginning on or after March 4, 2018, holders will not have any right to convert their Series I Preferred Shares in connection with the Change of Control Conversion Right and any Series I Preferred Shares subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date
The “Change of Control Conversion Date” will be a business day that is no less than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series I Preferred Shares.
The “Common Share Price” will be (i) if the consideration to be received in the Change of Control by holders of the Company’s common shares is solely cash, the amount of cash consideration per common share, and (ii) if the consideration to be received in the Change of Control by holders of common shares is other than solely cash, the average of the closing price per common share on the 10 consecutive trading days immediately preceding, but not including, the effective date of the Change of Control.
A complete description of the Series I Preferred Shares is contained in the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Series I Preferred Shares in this Item 3.03 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 1, 2013, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation establishing the rights and preferences of the Series I Preferred Shares. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the rights and preferences of the Series I Preferred Shares, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A specimen certificate for the Series I Preferred Shares is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 8.01.    Other Events.
On February 27, 2013, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives to the several underwriters named therein (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 4,000,000 Series I Preferred Shares, plus up to an additional 600,000 Series I Preferred Shares pursuant to the

Underwriters’ 30-day over-allotment option, to the Underwriters at a discount to the public offering price of $25.00 per share.
The Series I Preferred Shares will be issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-185081), which was effective upon filing with the Securities and Exchange Commission on November 21, 2012.
The offering closed on March 4, 2013.
Item 9.01.     Financial Statements and Exhibits.
(a)    Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement dated as of February 27, 2013 among Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives to the several underwriters named therein

3.1
Articles Supplementary Establishing the Rights and Preferences of 6.375% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on March 1, 2013

4.1	Form of certificate evidencing the 6.375% Series I Cumulative Redeemable Preferred Shares
5.1	Opinion of Hunton & Williams LLP regarding legal matters
8.1	Opinion of Hunton & Williams LLP regarding certain tax matters
10.1	Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of LaSalle Hotel Operating Partnership, L.P., dated as of March 4, 2013
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

By:	/s/ Bruce A. Riggins
Bruce A. Riggins
Executive Vice President, Treasurer and Chief Financial Officer

Dated: March 4, 2013

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement dated as of February 27, 2013 among Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., as representatives to the several underwriters named therein

3.1
Articles Supplementary Establishing the Rights and Preferences of 6.375% Series I Cumulative Redeemable Preferred Shares of Beneficial Interest, incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on March 1, 2013

4.1	Form of certificate evidencing the 6.375% Series I Cumulative Redeemable Preferred Shares
5.1	Opinion of Hunton & Williams LLP regarding legal matters
8.1	Opinion of Hunton & Williams LLP regarding certain tax matters
10.1	Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of LaSalle Hotel Operating Partnership, L.P., dated as of March 4, 2013
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)